Rule 497(e)
File Nos. 333-158546 and 811-03972

FUTUREFUNDS SELECT

Group Fixed and Variable Deferred Annuity Contracts
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated April 17, 2017
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

Great-West Profile Funds Merger:
The Board of Directors of Great-West Funds, Inc. has approved the merger of the Great-West Profile I Funds (the “Acquired Funds”) into the Great-West Profile II Funds (the “Acquiring Funds”) on or about June 16, 2017 (the “Merger Date”). Contract Owners may transfer assets out of the Sub-Accounts for the Acquired Funds at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business May 1, 2017, the Acquired Funds will close to new investors, new contributions, and incoming transfers. Effective May 1, 2017, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Acquired Funds. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Funds should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Accounts for the Acquired Funds will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund. Effective as of the start of business June 16, 2017, any assets remaining in the Sub-Accounts for the Acquired Funds will become invested in the Sub-Accounts for the Acquiring Funds.

Great-West Stock Index Fund Merger:
The Board of Directors of Great-West Funds, Inc. has approved the merger of the Great-West Stock Index Fund (the “Acquired Fund”) into the Great-West S&P 500 Index Fund (the “Acquiring Fund”) on or about June 16, 2017 (the “Merger Date”). Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business June 15, 2017, the Acquired Fund will close to new investors, new contributions, and incoming transfers. Effective as of the close of business June 15, 2017, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Acquired Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by as of the close of business June 15, 2017, any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund. Effective as of the start of business June 16, 2017, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.